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                                                                    EXHIBIT 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of the Paving Stone Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Jace Simmons, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/  Jace  Simmons
                                                 -------------------
                                                 Jace  Simmons
                                                 Chief  Financial  Officer
                                                 May  20,  2003





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